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                                                                  EXHIBIT 23.1.5

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Tichenor Media System, Inc.:

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                            /s/ KPMG PEAT MARWICK LLP
                                            KPMG Peat Marwick LLP

Dallas, Texas
October 11, 1996